Exhibit 99.1

MCEWEN MINING SUCCESSFULLY COMPLETES

RIGHTS OFFERING

TORONTO, ONTARIO - (December 5, 2012) - McEwen Mining Inc. (NYSE: MUX) (TSX: MUX) is pleased to announce the successful completion of its Rights Offering, which closed at 5 PM EST on December 4, 2012. The Rights Offering was fully subscribed for with proceeds totaling US$60.4 Million.

“I would like to extend a warm thank you to all of our shareholders who participated in the Rights Offering. We are well financed and focused on finding ways to accelerate the development of El Gallo—phase 2 project,” said Rob McEwen, Chief Owner.

During the next week, McEwen Mining will issue 19,051,679 Common Shares (MUX) and 7,798,762 Exchangeable Shares  (MAQ) as the result of the Rights Offering. This issuance represents 10% of the Company’s currently issued and outstanding shares. Upon issuance of these shares, McEwen Mining will have 295,429,859 shares outstanding (Common and Exchangeable). The Rights Offering was fully subscribed for without triggering the backstop commitment the Company had from Mr. McEwen.

The number of Common and Exchangeable shares, including oversubscription shares, to be issued to each exercising holder, pursuant to the exercise of the Rights Offering, will be calculated after 5 PM EST on December 7th, 2012.

The shares you subscribed for in the Rights Offering will be delivered to you in the same form you hold your existing shares - by Computershare, by mail in certificate form, or by your broker, after December 11, 2012.

If you exercised your over-subscription privilege, and are allocated less than all of the shares of McEwen Mining for which you wished to subscribe, your excess payment for shares that were not allocated to you will be returned to you in the same manner as you made the payment — by mail or through your broker, after Tuesday December 11, 2012.

ABOUT MCEWEN MINING (www.mcewenmining.com)

The goal of McEwen Mining is to qualify for inclusion in the S&P 500 by 2015 by creating a high quality, high growth, low-cost, mid-tier gold producer focused in the Americas. McEwen Mining’s principal assets consist of the San José mine in Santa Cruz, Argentina (49% interest); the El Gallo complex in Sinaloa, Mexico; the Gold Bar project in Nevada, US; the Los Azules Copper project in San Juan, Argentina and a large portfolio of exploration properties in Argentina, Nevada and Mexico.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this press release, McEwen Mining Inc.’s (the “Company”) estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, risks related to business integration as a result of the business combination between the Company and Minera Andes, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, property title, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”, for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

For further information contact:

Jenya Meshcheryakova Investor Relations Tel: (647) 258-0395 ext 410 Toll Free: (866) 441-0690 Fax: (647) 258-0408 Facebook: www.facebook.com/McEwenRob Twitter: www.twitter.com/McEwenMining	Mailing Address 181 Bay Street Suite 4750 Toronto, ON M5J 2T3 PO box 792 E-mail: info@mcewenmining.com